Exhibit 99.1
Precision Oncology Through Synthetic Lethality Transforming DDR Inhibition into Patient Benefit September 2025

2 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Forward-Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended related to our study analyses, clinical trials, regulatory submissions, and projected cash position. We may, in some cases use terms such as “future,” “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “targeting,” “confidence,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team and on information currently available to management that involve risks, potential changes in circumstances, assumptions, and uncertainties. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize, and achieve market acceptance of our current and planned products and services, our research and development efforts, including timing considerations and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success, timing, and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of our ongoing clinical trials, our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs, our ability to continue as a going concern, and the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements for any reason, except as required by law.

3 © 2025 Aprea Therapeutics, Inc. All Rights Reserved One Critical Pathway, Multiple Targets Li et al., Nucleic Acids Research, 2024 Undisclosed Target Precision Medicine Synthetic Lethality Aprea

4 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Robust DDR Development Pipeline Milestones 2024-2026 Accomplished And Anticipated Clinical Milestones 2024 2025 2026 H1 H2 H1 H2 H1 H2 ATR ATRN-119 WEE1 APR-1051 RP2D ACESOT-1051: Phase 1 – Monotherapy Dose Escalation Enrolled First Patient Complete Dose Escalation Safety/efficacy Data IND Cleared Phase 1/2a Monotherapy Dose Expansion ABOYA-119: Phase 1/2a – Monotherapy Dose Escalation: QD BOIN Design Initiate BID Regimen – Dose Selection Optimization ABOYA-119: Phase 1/2a – Monotherapy Dose Escalation: BID Safety/efficacy Data

5 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Strong Drug Development and Commercial Expertise Experienced Team in Synthetic Lethality and Targeted Therapy Management Board of Directors Richard Peters, M.D., Ph.D. Chairman of the Board Oren Gilad, Ph.D. President and CEO Jean-Pierre Bizzari, M.D. Director Marc Duey Director Michael Grissinger Director Gabriela Gruia, M.D. Director John Henneman Director Rifat Pamukcu, M.D. Director Bernd R. Seizinger, M.D., Ph.D. Director Oren Gilad, Ph.D. President and CEO John P. Hamill Sr. Vice President and CFO Philippe Pultar, MD Sr. Medical Advisor Ze’ev Weiss, CPA, B.Sc. Chief Business Advisor Mike Carleton, Ph.D. Translational Medicine Advisor Brian Wiley SVP, Corporate Strategy

6 © 2025 Aprea Therapeutics, Inc. All Rights Reserved 6 WEE1 Inhibitor: APR-1051 ACESOT-1051: Clinical Proof-Of-Concept

7 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Eligible patients ≥ 18 yo with advanced solid tumor harboring cancer-associated gene alterations CCNE1 or CCNE2 FBXW7 or PPP2R1A, KRAS-GLY12/GLY13 & TP531 USC2 regardless biomarker status. HPV+ oropharyngeal squamous cell carcinoma, HPV+ cervical, vaginal, or vulvar carcinoma ACESOT-1051: Phase 1 Study Design * Higher doses permitted if indicated Multi-center, Open-Label Phase1 Single-Agent Dose Escalation and Dose Selection Optimization Part 1 Dose escalation up to 39 patients Select 2 dose levels RP2D Oral single-agent APR-1051 will be administered once-daily for 28-day cycles Objectives Primary: Safety, DLT, MTD/MAD, RP2D Secondary: Pharmacokinetics, Antitumor activity (RECIST/PCWG3) Exploratory: Pharmacodynamics = cleared Accelerated titration; 1-6 patients per dose level BOIN design; 3-12 patients per dose level Dose level 1 10 mg Dose level 2 20 mg Dose level 3 30 mg Dose level 4 50 mg Dose level 5 70 mg Dose level 6 100 mg Dose level 7 150 mg Dose level 8 220 mg Currently enrolling Dose level 9 300mg* Data cut-off: July 21, 2025 Part 2 Dose selection optimization Up to 40 patients Selected dose 1 Selected dose 2 1:1 randomization R

8 © 2025 Aprea Therapeutics, Inc. All Rights Reserved 0 20 40 60 80 100 120 140 160 10 mg 20 mg 30 mg 50 mg 70 mg 100 mg Site Key 01 – MD Anderson Cancer Center 02 – NEXT Oncology, San Antonio 03 – NEXT Oncology, Dallas Days on treatment ACESOT-1051: Summary of Duration of Treatment (n=15) Consent withdrawn Stable disease Study patient APR-1051 once-daily dose Not all data source verified ✼ Disease progression ✼ ✼ ✼ ✼ ✼ ✼ ✼ Treatment continues ✼ ✼ ✼ ✼ Enrollment status Data cut-off: July 21, 2025

9 © 2025 Aprea Therapeutics, Inc. All Rights Reserved ACESOT-1051: WEE1 Inhibitor, Single Agent Early Signals of Clinical Activity in Dose Escalation Study Cohort/Dose Patients with SD Tumor Shrinkage 70 mg 1 (Two Scans) (-5%, +7%) 100 mg 2 -5%; +15% Total 3 Initial clinical activity at dose levels below the anticipated RP2D:

10 © 2025 Aprea Therapeutics, Inc. All Rights Reserved From Bench to Bedside #1: Preclinical Promise Reflected in Early Patient Outcomes Pre-clinical studies with APR-1051 Data on file APR-1051 shows single agent activity in cancer cells overexpressing Cyclin E N=7 mice per group, APR-1051, 30 mg/kg/day Clinical Data 100 mg Cohort OVCAR-3 Mouse Model Overexpressing Cyclin E Patient: 86-year-old Female Site: NEXT Oncology-Dallas Diagnosis: Rectal Cancer Key Mutations: FBXW7 (Drives Cyclin E accumulation and overexpression) Treatment History: 5 prior lines - heavily pretreated • Line 1: Capecitabine/XRT → 191 days, PD (Oct 2023-Apr 2024) • Line 2: Capecitabine/oxaliplatin/bevacizumab → 45 days, PD (Jul-Sep 2024) • Line 3: FOLFIRI + bevacizumab → 43 days, PD (Oct-Nov 2024) • Line 4: Local XRT (lung mets) → 12 days, not evaluable (Dec 2024) • Line 5: Tretinoin/bevacizumab/Tecentriq (ATRT trial) → 50 days, PD (Feb-Apr 2025) APR-1051 Activity: • Current Status: On treatment, day 79 • Best Response: SD at first scan (-5% tumor reduction) Adverse Events: Dysgeusia (C2D13) - likely drug-related Notes: Achieving SD with modest tumor shrinkage (-5%) in heavily pretreated 86-year-old patient. Well-tolerated with minimal toxicity. FBXW7 mutation may be relevant to response (existing pre-clinical data)

11 © 2025 Aprea Therapeutics, Inc. All Rights Reserved HPV+ HNSCC Mouse Model Clinical Data – 70 mg Cohort From Bench to Bedside #2: Preclinical Promise Reflected in Early Patient Outcomes Patient: 52-year-old Male Site: MDACC Diagnosis: HPV+ Oropharyngeal Squamous Cell Carcinoma (base of tongue) Key Mutations: P16+ Treatment History: (3 prior lines) • Line 1: Concomitant cisplatin/XRT → 49 days, PD (Sep-Oct 2022) • Line 2: Taxol/carboplatin/bevacizumab → 84 days, PD (Apr-Jul 2024) • Line 3: Paclitaxel/carboplatin → 184 days, PD (Aug 2024-Feb 2025) APR-1051 Activity: • Current Status: On treatment, day 146 • Best Response: SD maintained across multiple scans Adverse Events: • Abnormal T waves (C2D1), Tooth infection (C4D6), Anorexia (C5D1) Notes: Stable disease maintained for ~5 months despite modest tumor growth (+7%). Patient continues on treatment with manageable toxicity profile Human Papillomavirus (HPV) Head and Neck Squamous Cell Carcinoma (HNSCC) Pre-clinical studies with APR-1051 Collaboration with MD Anderson APR-1051 shows single agent activity in HPV+ head and neck tumor cells APR-1051 shows single agent activity in head and neck tumor cells

12 © 2025 Aprea Therapeutics, Inc. All Rights Reserved HPV+ Cancer – Collaboration with MD Anderson Ovarian Cancer* UMSCC47 tumor cells OVCAR3 tumor xenograft Tumor Volume (mm3 ) Vehicle Aprea ATRi 30 mg/kg QD Aprea WEE1i 30 mg/kg QD Combination – half dose, 15mg/kg each Days Post Treatment Tumor Volume (mm3 ) Days since start of xenograft mEER tumor cells Tumor Volume (mm3 ) End of treatment Days since start of xenograft APR-1051 Demonstrated Synergistic Activity in Combination with Chemo, IO and ATRi Across Multiple Models * Data on file.

13 © 2025 Aprea Therapeutics, Inc. All Rights Reserved 13 ATR Inhibitor: ATRN-119 ABOYA-119: Clinical Proof-Of-Concept

14 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Dose expansion (20 patients) ABOYA-119: Phase 1/2a Trial Design and Status Patient Population: Male or female subjects 12 years of age or older with solid tumors harboring any DDR mutation per NGS (or Merkel Cell Carcinoma). * Dose not tolerated Potential Indications: • Colorectal cancer • Prostate cancer • GYN cancer Once-daily dosing Twice-daily dosing Currently enrolling Dose level 1 50 mg Dose level 2 100 mg Dose level 3 200 mg Dose level 4 350 mg Dose level 5 550 mg Dose level 6 800 mg Dose level 7 1100 mg Dose level 8 1300 mg Dose level 9 1500 mg Cleared Currently enrolling Dose level 6 400 mg Dose level 8 550 mg 5/2 Dose level 9 650 mg 5/2 Dose level 7 550 mg* Dose level 10 750 mg 5/2 MTD/RP2D Phase 1 Dose Escalation Phase 2a Single agent ATRN-119 Data cut-off: July 21, 2025

15 © 2025 Aprea Therapeutics, Inc. All Rights Reserved ABOYA-119: ATR Inhibitor, Single Agent Early Signals of Clinical Activity in Dose Escalation Study Initial clinical activity: Cohort/Dose Patients with SD Tumor Shrinkage QD 50mg 1 QD 200mg 1 QD 1100mg 1 QD 1300mg 1 -10% Total 4 Cohort/Dose Patients with SD Tumor Shrinkage BID 400mg 1 (Two scans) (+6%, +9%) BID 550mg 3 -7% ; -14% ; -21% Total 4

16 © 2025 Aprea Therapeutics, Inc. All Rights Reserved From Bench to Bedside: Preclinical Promise Reflected in Early Patient Outcomes ATRN-119 shows single agent activity in cancer cells with ARID1A mutation 200mg Cohort -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 0 20 40 60 80 100 Log10 [ATRN119] (μM) % Activity ATRN119 ARID1A WT ATRN119 ARID1A KO 5X Diagnosis: Duodenal Cancer - Diagnosed 2017 Key Mutations: ARID1A Treatment History (5 prior lines) • Adjuvant: 5-FU/Oxaliplatin/Leucovorin → 8 mo SD • Line 1: 5-FU/Bevacizumab → 4 mo, unknown • Line 2: Gemcitabine/nab-paclitaxel → 6 mo, unknown • Line 3: Gemcitabine/nab-paclitaxel/ASP1570 → 1 mo PD • Line 4: Lonsurf (trifluridine/tipiracil) → 1.5 mo, unknown ATRN-119 Response • C1D1: September 7, 2023 • Current status: Long-term SD eventually progressing to PD • Best response: Sustained SD through multiple assessment cycles • Duration: >6 months SD before progression Notes: Longest duration of stable disease in QD cohort

17 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE)

18 © 2025 Aprea Therapeutics, Inc. All Rights Reserved 18 Intellectual Property Portfolio Financial Summary & Capitalization Investment Highlights

19 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Robust Global Intellectual Property Protection Family 1: Ataxia Telengiectasia and Rad3-Related (ATR) Protein Kinase Inhibitors • Macrocyclic inhibitors of ATR & methods of using them to treat various cancers, filed on Oct. 13th, 2015 • Patents granted in AU, BR, CA, CN, EP, IL, IN, JP, KR, MX, HK. • 1.1: Issued on May 30, 2017 as U.S. Patent 9,663,535 • 1.2: Issued on May 29, 2018 as U.S. Patent 9,981,989 • 1.3: Issued on Feb. 5, 2019 as U.S. Patent 10,196,405 Family 2: ATR Inhibitors and Methods of Use • Carboxylic acid-containing macrocyclic ATR inhibitors, and prodrugs; methods of using these inhibitors to treat various cancers; filed on Apr. 12th, 2017 • Issued on May 28th , 2019 as U.S. Patent 10,301,324 Family 3: ATR Inhibitor Pharmaceutical Composition and Methods • International application filed on Apr. 14th, 2023 • Pharmaceutical formulation and composition of our lead molecule in the clinic • Nationalizations pending for US, AU, BR, CA, CN, EA, EP, IL, IN, JP, KR, MX, NZ, PH, SG, ZA Family 4: WEE1 Inhibitor Pharmaceutical Compositions and Methods • International Application filed on Jun. 3rd, 2022 • Composition of our lead WEE1 inhibitor compounds • Nationalizations in US, AU, BR, CA, CN, EP, IL, IN, JP, KR, MX, ZA Family 5: Methods of Treating Cancer • U.S. Provisional Application filed on Sep. 19th, 2024 • Clinical methods of treating advanced solid cancer tumors using lead molecule Family 6: Macrocyclic Undisclosed DDR target Inhibitors and Methods of their Preparation and Use • U.S. Provisional Application filed on Jan. 22, 2025

20 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE) Financial Summary & Capitalization Securities Common Equivalents as of August 12, 2025 Preferred Stock (as converted) 15,596 Common Stock 1 5,825,261 Warrants: Pre-Funded Tranche A Tranche B Total 507,076 1,097,394 1,097,394 2,701,864 Options 815,723 Restricted Stock Units 31,008 Fully Diluted Equivalents 9,389,452 Cash & Equivalents of ~$16.5M as of June 30, 2025 (unaudited) Milestone Warrant Summary: Tranche A warrants to purchase up to 1,097,394 shares of common stock at a exercise price of $7.29 per share for an aggregate of up to $8.0 million and will expire at the earlier of (i) 30 days following the announcement of the rRP2D for the Company’s ATR inhibitor program, ATRN-119, and the daily VWAP of the Company’s common stock equaling or exceeding $14.58 per share for 30 consecutive trading days following the announcement and (ii) three years from the date of issuance. Tranche B warrants to purchase up to 1,097,394 shares of common stock at a cash exercise price of $9.1125 per share for an aggregate of up to $10.0 million and will expire at the earlier of (i) 30 days following the announcement of the RP2D for the Company’s WEE1 inhibitor program, APR-1051, and the daily VWAP of the Company’s common stock equaling or exceeding $18.225 per share for 30 consecutive trading days following the announcement and (ii) five years from the date of issuance 1. 400,000,000 common shares authorized

21 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Financed into Q2 2026 • Achieve near term inflection points and catalysts • Evaluate optimal strategic partnerships Near term catalysts • APR-1051: H2 2025 Safety/efficacy data ; H1 2026 Complete dose escalation • ATRN-119: H2 2025 Safety/efficacy data ; H1 2026 RP2D Diversified portfolio with best in class, de-risked clinical and preclinical programs • Highly potent and selective WEE1 (APR-1051) and ATR (ATRN-119) inhibitors • Opportunities in ovarian, colorectal, prostate, and endometrial cancers • Single agent and combination potential therapies Technology developed by pioneers in synthetic lethality • Management with strong drug development and commercial expertise Investment Highlights